UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hyzon Motors Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of the Special Meeting and Proxy Statement

To Our Stockholders:

The accompanying Proxy Statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of Hyzon Motors Inc., a Delaware corporation (“we,” “us,” “our,” “Hyzon” or the “Company”), of proxies in the accompanying form to be used at the Special Meeting of Stockholders of the Company.

Our Special Meeting of Stockholders of the Company will be held virtually at 9:00 A.M. Eastern Time, on Thursday, February 13, 2025, and any adjournments or postponements thereof (the “Special Meeting”).

Questions and Answers About the Proxy Materials and the Special Meeting

Why am I receiving these materials?

Our Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. The Special Meeting will be held virtually. You are invited to attend the Special Meeting via live webcast by visiting www.proxydocs.com/HYZN and to vote electronically on the proposals described in the accompanying Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by mail, Internet or telephone. Stockholders are encouraged to vote and submit proxies in advance of the Special Meeting by mail, Internet or telephone as early as possible to avoid processing delays and ensure their votes are counted.

What items of business will be addressed at the Special Meeting?

Three proposals will be voted on at the Special Meeting:

•        The approval of the resolutions attached hereto as Annex A approving and authorizing the Board’s determination to effect the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment,” and such proposal, the “Assignment Proposal”);

•        The approval of the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which, if approved, will authorize the Company and the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and

•        The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Assignment Proposal or the Dissolution Proposal (the “Adjournment Proposal”).

Additionally, the Special Meeting will consider and act upon any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

Stockholders of record at the close of business on December 26, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

Your vote is very important, and it is important that your shares be represented at the Special Meeting. Whether or not you expect to attend the Special Meeting, please vote at your earliest convenience by following the instructions you received in the mail. Please review the instructions on page 1 of the accompanying Proxy Statement regarding your voting options.

By Order of the Board of Directors,

/s/ John Zavoli

John Zavoli

Secretary, General Counsel and Chief Legal Officer

Bolingbrook, Illinois

December 30, 2024

i

ii

Proxy Statement

Information Concerning Voting and Solicitation

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of Hyzon Motors Inc., a Delaware corporation (“we,” “us,” “our,” “Hyzon” or the “Company”), of proxies in the accompanying form to be used at the Special Meeting of Stockholders of the Company to be held virtually on Thursday, February 13, 2025 at 9:00 A.M. Eastern Time, and any adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about December 30, 2024.

Shares that are properly voted online or by telephone or for which proxy cards are properly executed and received by the Company prior to the Special Meeting will be voted in accordance with the instructions specified in such proxies. Proposal 1, Proposal 2, and Proposal 3 are each considered a “non-routine” matter on which brokers are not permitted to vote without instruction from beneficial owners. Broker non-votes will have the same effect as votes cast “Against” Proposal 1, Proposal 2, and Proposal 3.

A stockholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by affirmatively electing to vote at the meeting or by delivering to John Zavoli, Secretary, Hyzon Motors Inc., 599 S. Schmidt Road, Bolingbrook, IL 60440, either an instrument of revocation or an executed proxy bearing a later date.

Questions and Answers About the Proxy Materials and the Special Meeting

Why am I receiving these materials?

Our Board is soliciting your proxy to vote at the Special Meeting, including at any adjournments or postponements of the Special Meeting. The Special Meeting will be held virtually. You are invited to attend the Special Meeting via live webcast to vote electronically on the proposals described in the accompanying Proxy Statement by visiting www.proxydocs.com/HYZN. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by mail, Internet or telephone. Stockholders are encouraged to vote and submit proxies in advance of the Special Meeting by mail, Internet or telephone as early as possible to avoid processing delays and ensure their votes are counted.

What items of business will be addressed at the Special Meeting?

Three proposals will be voted on at the Special Meeting:

•        The approval of the resolutions attached hereto as Annex A approving and authorizing the Board’s determination to effect the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment,” and such proposal, the “Assignment Proposal”);

•        The approval of the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which, if approved, will authorize the Company and the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and

•        The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Dissolution Proposal (the “Adjournment Proposal”).

Additionally, the Special Meeting will consider and act upon any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

What are the Board’s recommendations?

Our Board recommends that you vote:

•        “FOR” the Assignment Proposal;

•        “FOR” the Dissolution Proposal; and

•        “FOR” the Adjournment Proposal.

Who is entitled to vote?

Stockholders of record at the close of business on December 26, 2024 (the “Record Date”) may vote at the Special Meeting. Each stockholder is entitled to one vote for each share of the Company’s Class A common stock held as of the Record Date.

A list of stockholders of record entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose related to the Special Meeting, for ten days prior to the Special Meeting at our offices located at 599 S. Schmidt Road, Bolingbrook, IL 60440. Please contact our Secretary by telephone at (520) 352-7578 if you wish to inspect the list of stockholders prior to the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, the stockholder of record. This Proxy Statement has been sent directly to you by us.

Beneficial Owner.    If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. This Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How do I vote?

You may vote using any of the following methods:

By Internet — Stockholders of record may submit proxies by following the Internet voting instructions on their proxy materials prior to the Special Meeting. Most stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their broker, bank, or nominee. Please check the voting instruction form for Internet voting availability. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

By Telephone — Stockholders of record may submit proxies by following the telephone voting instructions on their proxy materials prior to the Special Meeting. Most stockholders who hold shares beneficially in street name may provide voting instructions by telephone by calling the number specified on the voting instruction form provided by their broker, bank, or nominee. Please check the voting instruction form for telephone voting availability. Please be aware that if you submit voting instructions by telephone, you may incur costs such as telephone access charges for which you will be responsible.

By Mail — Stockholders of record may submit paper proxies by completing, signing, and dating the proxy card and returning it in the prepaid envelope enclosed with the proxy card. Sign your name exactly as it appears on the proxy. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” each of the proposals. Stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing, and dating the voting instruction forms provided by their broker, bank, or other nominee.

At the Virtual Meeting — Shares held in your name as the stockholder of record may be voted electronically at the Special Meeting by visiting www.proxydocs.com/HYZN and registering to attend the meeting using the control number included on your proxy materials. If you have already voted previously by mail, Internet or telephone, there is no need to vote again at the Special Meeting unless you wish to revoke and change your vote. Shares held beneficially in street name may be voted electronically at the Special Meeting only if you obtain a legal proxy from the broker, bank, or nominee that holds your shares giving you the right to vote the shares.

Even if you plan to attend the Special Meeting via live webcast, we recommend that you also submit your proxy or voting instructions or vote by Internet, telephone, or mail prior to the meeting so that your vote will be counted if you later decide not to attend or vote at the meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Special Meeting or, if you are attending the Special Meeting virtually and are the record holder of your shares, by voting at the Special Meeting. If you submitted your proxy by mail, Internet or telephone, you may change your vote or revoke your proxy with a later mail, Internet or telephone proxy. If you are a stockholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Special Meeting, a valid, later-dated proxy. Attendance at the Special Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, you must obtain a legal proxy through your broker, bank or nominee and present it to Continental at least two weeks in advance of the Special Meeting. Please consult the voting instructions or contact your broker, bank or nominee.

How are votes counted?

For Proposal 1, the Assignment Proposal, you may vote “FOR,” vote “AGAINST,” or “ABSTAIN.” Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

For Proposal 2, the Dissolution Proposal, you may vote “FOR,” vote “AGAINST,” or “ABSTAIN.” Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

For Proposal 3, the Adjournment Proposal, you may vote “FOR,” vote “AGAINST,” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST.” Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of the Adjournment Proposal.

If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the Dissolution Proposal and “FOR” the Adjournment Proposal).

What vote is required to approve each item?

Proposal 1, the Assignment Proposal, requires the affirmative vote of the holders of a majority of the shares of our capital stock outstanding and entitled to vote thereon. This means that the Assignment Proposal will be approved if the number of votes cast “FOR” the proposal is greater than the majority of shares of capital stock outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal 2, the Dissolution Proposal, requires the affirmative vote of the holders of a majority of the shares of our capital stock outstanding and entitled to vote thereon. This means that the Dissolution Proposal will be approved if the number of votes cast “FOR” the proposal is greater than the majority of shares of capital stock outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Proposal 3, the Adjournment Proposal, requires the affirmative “FOR” vote of the holders of a majority of the voting power present or represented by proxy at the Special Meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote “AGAINST.” Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of the Adjournment Proposal.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker or nominee does not have discretionary authority to vote on that matter without instructions from the beneficial owner and instructions are not given. Discretionary items are proposals considered “routine” and therefore, broker non-votes are not expected to exist with respect to such proposals. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered cast or entitled to vote on that proposal. It is expected that the Assignment Proposal, Dissolution Proposal, and Adjournment Proposal will be considered non-routine matters.

What constitutes a quorum?

The holders of one-third of the voting power of the Class A common stock issued and outstanding and entitled to vote on the Record Date, present or represented by proxy at the Special Meeting, shall constitute a quorum. As of the close of business on the Record Date, there were 7,764,691 shares of our Class A common stock outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What is “householding” and how does it affect me?

We have adopted a procedure which has been approved by the SEC for mailing our proxy materials called “householding”. Under this procedure, service providers who deliver our communications to stockholders may deliver a single copy of our Proxy Statement and Notice to multiple stockholders who share the same last name and address, unless we receive contrary instructions from any stockholder at that address. Stockholders who participate in householding will continue to receive separate proxy cards. We have undertaken householding to reduce paper waste, printing costs and postage fees, and we encourage you to participate.

If you prefer to receive multiple copies of our proxy materials at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to John Zavoli, Hyzon Motors Inc., 599 S. Schmidt Road, Bolingbrook, IL 60440 or call (520) 352-7578. Eligible stockholders of record receiving multiple copies of our proxy materials can request householding by contacting us in the same manner.

If you are a beneficial owner, you may request additional copies of our proxy materials or you may request householding by notifying your broker, bank or other nominee.

How are proxies solicited?

Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our Class A common stock. We have engaged Mediant to act as our proxy solicitor for the Special Meeting. We will pay Mediant a fee of approximately $20,000, as well as reasonable and documented out-of-pocket expenses. We have also agreed to indemnify Mediant against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Why are we holding a virtual Special Meeting?

We believe that the virtual meeting format will maximize stockholder access. You will not be able to attend the Special Meeting in person.

How can I attend the virtual Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders conducted exclusively via live webcast. You will be able to attend the Special Meeting via live webcast by visiting www.proxydocs.com/HYZN. To participate in, vote, or ask questions at the Special Meeting, you will need to register to attend the Special Meeting using the control number, which is included in your proxy materials. Once you have registered for the Special Meeting, you will receive an email with instructions, including a link to join the meeting and how to attend via phone. The Special Meeting will begin promptly at 9:00 A.M. Eastern Time, on Thursday, February 13, 2025. We encourage you to access the virtual meeting website prior to the start time. You may begin to log into the virtual meeting platform beginning at approximately fifteen minutes prior to the start of the Special Meeting on February 13, 2025.

What if I have technical difficulties accessing or participating in the virtual Special Meeting?

We will have technicians ready to assist you with technical difficulties you may have in accessing the virtual Special Meeting, voting at the Special Meeting, or submitting questions at the Special Meeting. After registering to attend the virtual Special Meeting, you will receive an instructional email which will provide an email address and phone number to connect with these technicians.

What is the mailing address of our principal executive office?

The mailing address of our principal executive office is Hyzon Motors Inc., 599 S. Schmidt Road, Bolingbrook, IL 60440.

Why is the Company seeking a stockholder vote on the Assignment Proposal?

Under Section 271(a) of the DGCL, a Delaware corporation must obtain the approval of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon before proceeding with a sale of all or substantially all of its property and assets. The Assignment contemplates the assignment of all or substantially all of the property and assets of the Company. The Board therefore is seeking stockholder approval of the Assignment Proposal in order to comply with Delaware law.

Why is the Board recommending approval of the Assignment Proposal?

After due consideration of the potential strategic alternatives available to the Company based on the costs and benefits of continuing its operations, the Board has determined that the Assignment, followed by the Dissolution, is advisable and in the best interests of the Company and its stockholders. The Company is unable to continue its ongoing operations with its current cash and anticipated future cash flow and has been unable to secure sufficient equity, debt or other financing. The Board believes that the Assignment presents the best opportunity to maximizing recoveries for creditors while preserving an opportunity for future payments of any residual value to stockholders if available.

What will happen if the Assignment is approved?

The Board proposes that the Company assign all or substantially all of its assets to an Assignee for the benefit of its creditors. The Assignment is a state-law governed insolvency procedure, which, if approved by the Company’s stockholders, is commenced by the Company entering into the Assignment Agreement that effectuates the assignment, grant, conveyance, transfer, and setting over to the Assignee all of the Company’s currently existing right, title, and interest in all real or personal property and all other assets, whatsoever and where so ever situated. The Assignee will then file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the assignment for the benefit of creditors. The Assignee will then liquidate the assets for the general benefit of all of the Company’s creditors according to their respective priorities at law to satisfy the Company’s obligations. If any proceeds remain after all of the Company’s obligations to creditors have been satisfied in full, those remaining proceeds, if any, will be distributed to you, the stockholders. Because the Company does not know the final amount that the Assignee will recover from a liquidation of the Company’s assets, the Company does not know the amounts, if any, that will be available for distribution to the stockholders.

When do you expect the Assignment to be effected?

The Company anticipates that the Assignment will be effected shortly after the date of the Special Meeting.

What will the Company’s business be after completion of the Assignment?

Upon the effectiveness of the Assignment, the Assignee will have sole control over the Company’s assets and the Company will no longer control the liquidation or distribution of its assets or the resolution of claims. The Company will delist from the Nasdaq Capital Market and terminate its status as a reporting company with the SEC.

Will I receive anything in this transaction?

Based upon information available at this time, the Company cannot forecast the amounts, if any, that will be available to its stockholders in connection with, or as a result of, the Assignment and/or Dissolution. Depending on the results of the Assignee’s liquidation and claims resolution process, both of which will determine the extent of the Company’s debts and the amounts available to satisfy such debts, it is possible that residual value may be available for distribution to stockholders from the liquidation proceeds. However, there are too many variables and uncertainties for us to estimate whether any amounts will actually be paid or the amount of any such payments to stockholders if available.

Do I have appraisal rights in connection with the Assignment?

No. Under Delaware law, the Company’s stockholders are not entitled to appraisal, dissenters’ or similar rights in connection with the Assignment.

Are there any risks related to the Assignment?

Yes. You should carefully review the section entitled “Risk Factors” beginning on page 8 of this proxy statement for a description of risks related to the Assignment.

Why is the Company seeking a stockholder vote on the Dissolution Proposal?

Under Section 275(b) of the DGCL, a Delaware corporation must obtain the approval of the holders of a majority of the outstanding stock of the corporation entitled to vote thereon before proceeding with a dissolution of the corporation. The Board therefore is seeking stockholder approval of the Dissolution Proposal in order to comply with Delaware law.

Why is the Board recommending approval of the Dissolution pursuant to the Plan of Dissolution?

The Board carefully reviewed and considered its options in light of the financial position of the Company, including our available cash, resources and operations following and in light of our previously announced review and pursuit of strategic alternatives. After due consideration of the options available to the Company, our Board has determined that the Assignment and subsequent Dissolution pursuant to the Plan of Dissolution, is advisable and in the best interests of the Company and our stockholders.

What does the Plan of Dissolution entail?

The Plan of Dissolution provides an outline of the steps for the Dissolution of the Company under Delaware law. The Plan of Dissolution provides that we will file the Certificate of Dissolution following stockholder approval of the Dissolution; however, the decision of whether or not to proceed with the Dissolution and when to file the Certificate of Dissolution will ultimately be made by the Board in its sole discretion.

What will happen if the Dissolution is approved?

If the Dissolution is approved by our stockholders, our Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will follow the dissolution and winding-up procedures prescribed by the DGCL and Plan of Dissolution, which requires, among other things, that the Company file a Certificate of Dissolution.

If our Board determines that the Dissolution is not in our best interests or not in the best interests of our stockholders, our Board may direct that the Dissolution be abandoned, or may amend or modify the Plan of Dissolution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Do I have appraisal rights in connection with the Dissolution?

None of Delaware law, our certificate of incorporation, or our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.

Are there any risks related to the Dissolution?

Yes. You should carefully review the section entitled “Risk Factors” beginning on page 8 of this proxy statement for a description of risks related to the Dissolution.

Will I owe any U.S. federal income taxes as a result of the Dissolution?

If the Dissolution is approved and implemented, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our Class A common stock.

What will happen to our Class A common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?

If the Certificate of Dissolution is filed with the Secretary of State, our Class A common stock (if not previously delisted and deregistered) will be delisted from the Nasdaq and deregistered under the Exchange Act when we take action to do so. From and after the Effective Time, which we refer to as the effective time of the Certificate of Dissolution as filed with the Secretary of State of Delaware, and subject to applicable law, each holder of shares of our Class A common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our Class A common stock occurring after the Effective Time, except such transfers occurring by will, intestate succession or operation of law. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.

We expect to file the Certificate of Dissolution and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders and following the effectiveness of the Assignment; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion.

IMPORTANT

Please promptly vote by mail, Internet or telephone, or by following the instructions provided by your broker, bank or nominee, so that your shares can be represented at the Special Meeting.

RISK FACTORS

The following risk factors, together with the other information in this proxy statement and in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 and in Part II, Item 1A, “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q, should be carefully considered before deciding whether to vote to approve the Dissolution Proposal as described in this proxy statement. In addition, stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important. Notably, we caution that trading in our securities is highly speculative and poses substantial risks.

Trading prices for our securities may bear little or no relationship to the actual value realized, if any, by holders of our securities. Accordingly, we urge extreme caution with respect to existing and future investments in our securities.

RISKS RELATED TO THE ASSIGNMENT AND DISSOLUTION

We cannot predict the timing of the distributions, if any, to stockholders.

Our current intention is that, if the Assignment Proposal and/or the Dissolution Proposal are approved by our stockholders, the Certificate of Dissolution would be filed promptly after the approval of the Dissolution Proposal; however, the Board would retain the discretion to determine not to proceed with the Assignment and/or Dissolution in its sole discretion and, if it does proceed with the Assignment and/or Dissolution, would have discretion as to the timing of the filing of the Certificate of Dissolution. No further stockholder approval would be required to effect the Assignment and/or Dissolution. However, if the Board determines that the Assignment and/or Dissolution is not in our best interest or in the best interest of our stockholders, the Board may, in its sole discretion, abandon the Assignment and/or the Dissolution or may amend or modify the Plan of Dissolution to the extent permitted by the DGCL without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require further stockholder approval under the DGCL.

We cannot assure you as to the amount, or number of distributions, if any, to be made to our stockholders.

We cannot predict with certainty the timing or amount of distributions, if any, to our stockholders. As described in the section entitled “Proposal 1: Approval of Assignment” beginning on page 11 of this proxy statement, the Assignment will entail the assignment by the Company of all of its right, title, interest in, and custody and control of its property to a third-party assignee (the “Assignee”) who will liquidate the property and distribute the proceeds to the Company’s creditors to satisfy the Company’s obligations. If any proceeds remain after all of the Company’s obligations and costs associated with the liquidation process have been satisfied, any remaining proceeds will be distributed to the Company’s stockholders. We cannot predict the timing or amount of any such distributions to stockholder, as uncertainties as to the ultimate amount of the Company’s liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the Assignment and/or Dissolution processes, and the related timing to complete such transactions, make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include, but may not necessarily be limited to: unanticipated costs of the Assignee relating to the Assignment process, amounts necessary to satisfy claims of any creditors or other third parties, and delays in the liquidation of the Company’s assets by the Assignee.

The Assignee will determine the timing of the distribution of the remaining amounts, if any, to our stockholders. We can provide no assurance as to if or when any such distribution will be made, and we cannot provide any assurance as to the amount to be paid to stockholders in any such distribution, if one is made. Stockholders may receive no distribution at all.

In addition, as we wind down, we will continue to incur expenses from operations, including directors’ and officers’ insurance, severance payments, payments to service providers and any continuing employees or consultants, taxes, legal, accounting and consulting fees, costs associated with maintaining the listing of our Class A common stock, and expenses related to our filing obligations with the SEC, which will reduce any amounts available for distribution to our stockholders. As a result, we cannot assure you as to any amounts, if any, to be distributed to our stockholders if the Board proceeds with the Assignment and/or Dissolution. If our stockholders do not approve the Assignment Proposal and/or Dissolution Proposal, we will not be able to proceed with the respective proposal and, assuming the Dissolution Proposal is not approved, no liquidating distributions will be made in connection therewith.

If our stockholders do not approve the Assignment Proposal and/or the Dissolution Proposal, we would not be able to continue our business operations.

If our stockholders do not approve the Assignment Proposal and/or the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for the future of the Company; however, those alternatives maybe limited to continuing to seek a purchaser for the Company’s assets, seeking voluntary dissolution at a later time with potentially diminished assets, or seeking bankruptcy protection or protection under other insolvency laws. Other than a sale of the Company’s assets for which the Company may continue to seek a potential purchaser prior to the Assignment, it is unlikely that these alternatives would result in greater stockholder value than the proposed Assignment and/or Dissolution.

The Board may determine not to proceed with the Assignment or the Dissolution.

Even if either or both the Assignment Proposal or Dissolution Proposal is approved by our stockholders, the Board may determine in its sole discretion not to proceed with either the Assignment or the Dissolution, if there are alternatives to the Board that maximize stakeholder value, including any potential sale of all of the Company’s assets to a potential purchaser. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require further stockholder approval under the DGCL.

Our stockholders of record will not be able to buy or sell shares of our Class A common stock after we close our stock transfer books at the Effective Time.

If the Board determines to proceed with the Dissolution, we intend to close our stock transfer books and discontinue recording transfers of our Class A common stock at the Effective Time. After we close our stock transfer books, we will not record any further transfers of our Class A common stock on our books except at our sole discretion by will, intestate succession, or operation of law. Therefore, shares of our Class A common stock will not be freely transferable after the Effective Time. As a result of the closing of the stock transfer books, all liquidating distributions in the Dissolution will likely be made to the same stockholders of record as the stockholders of record as of the Effective Time.

We plan to initiate steps to exit from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about us. If the exit process is protracted, we will continue to bear the expense of being a public reporting company despite having no source of revenue.

Our Class A common stock is currently registered under the Exchange Act, which requires that we, and our officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. We plan to initiate steps to exit from such reporting requirements in order to curtail expenses; however, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K or other reports to disclose material events, including those related to the Dissolution or to any potential Nasdaq delisting of our Class A common stock. Accordingly, we will continue to incur expenses that will reduce any amount available for distribution, including expenses of complying with public company reporting requirements and paying our service providers, among others. If our reporting obligations cease, publicly available information about us will be substantially reduced.

Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Dissolution, for U.S. federal income tax purposes, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our Class A common stock. A liquidating distribution pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only in the tax year in which the stockholder receives our final liquidating distribution, and then only if the aggregate value of all liquidating distributions with respect to a share of our Common Stock is less than the stockholder’s tax basis for that share. Stockholders are urged to consult with their own tax advisors as to the specific tax consequences to them of the Dissolution pursuant to the Plan of Dissolution.

The tax treatment of any liquidating distribution may vary from stockholder to stockholder, and the discussions in this proxy statement regarding tax consequences are general in nature.

We have not requested nor will we request a ruling from the Internal Revenue Service (the “IRS”) with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement prove to be incorrect, the result could be increased taxation at the corporate or stockholder level, thus reducing the benefit to our stockholders and/or us from the Dissolution. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances. You should consult your own tax advisor for tax advice instead of relying on the discussions of tax consequences in this proxy statement.

Proposal 1 — Approval of Assignment

General Description of Proposal

On December 19, 2024, the Board determined that it is advisable and in the best interests of the Company and the Company’s stockholders to effect the assignment of all or substantially all of the Company’s assets for the benefit of the Company’s creditors through the Assignment. In furtherance of the Assignment, and pursuant to Delaware law, the Board is presenting the Assignment Proposal for approval by the Company’s stockholders.

If the Assignment is approved by the Company’s stockholders, the Company expects to assign all of its right, title, interest in, and custody and control of the Company’s property to, a third-party assignee (the “Assignee”). The Assignee will then liquidate the property and distribute the proceeds to the Company’s creditors to satisfy the Company’s obligations. If any proceeds remain after all of the Company’s obligations have been satisfied, those remaining proceeds, if any, will be distributed to the stockholders. Because the Company does not know the final amount that the Assignee will recover from a liquidation of the Company’s assets, the Company does not know whether any amounts will be available for distribution to the stockholders. The Board will determine the Assignee.

Summary of the Proposed Assignment

Upon the effectiveness of the Assignment, the Assignee will have sole control over the Company’s assets and the Company will no longer control the liquidation or distribution of its assets or the resolution of claims. The Company will delist from the Nasdaq Capital Market and terminate its status as a reporting company with the SEC.

Based upon information available at this time, the Company cannot forecast whether any amounts will be available to its stockholders in connection with, or as a result of, the Assignment. There is a possibility that, assuming the Assignee can resolve all of the Company’s obligations, some amount of liquidation proceeds could be paid to stockholders. However, there are too many variables and uncertainties for us to estimate whether any amounts will actually be paid or the amount of any such potential payments.

Any distributions made to stockholders by the Company, following the distributions made to creditors to satisfy the Company’s obligations, will be made pro rata according to the stockholders’ holdings of Class A common stock as of the Effective Time (as hereinafter defined).

Reasons for the Proposed Assignment

After seeking potential funding sources and other ways to continue operating the Company’s business, and after exploring all of its options, the Board believes that the Assignment presents the best opportunity for the Company to satisfy its obligations to creditors even if there are no anticipated future payments to stockholders. At this time, the Board has considered these options and, on December 19, 2024, determined that the Assignment is in the Company’s best interests and in the best interests of the Company’s creditors and its stockholders.

In arriving at this determination, the Board considered such terms and alternatives, as well as the following factors:

•        the Company’s financial projections and continuing negative cash flow;

•        the Company’s overall debts;

•        the Company’s inability to continue to fund its existing operations with its current cash flow;

•        the Company’s inability to raise additional capital;

•        the economic conditions facing the hydrogen industry, including continued elevated prices for hydrogen;

•        the future uncertainty of government subsidies for our products and services; and

•        general economic conditions.

The Board also considered the following risks in arriving at its conclusion that the Assignment is in the Company’s best interests and the best interests of the Company’s stockholders:

•        the uncertainty of the timing, nature and amount of any distributions to stockholders;

•        the possibility that the Assignment would not yield distributions to stockholders in excess of the amount that stockholders could have received upon a sale or other transaction involving the Company or a sale of shares on the open market; and

•        the possibility that certain of the Company’s executive officers and directors may have financial interests in the Assignment that may be different from, or in addition to, the interests of the Company’s stockholders generally.

In view of the variety of factors considered in connection with its evaluation of the Assignment, the Board did not find it practical, and did not quantify or otherwise attempt, to assign relative weight to the specific factors considered in reaching its conclusions. In addition, the Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of the Board may have given different weight to different factors.

The Company cannot offer any assurance that distributions, if any, to the Company’s stockholders following the Assignment will equal or exceed the price or prices at which shares of Class A common stock recently have traded on the Nasdaq Capital Market or could trade over-the-counter in the future. However, the Board believes that it is in the Company’s best interests and the best interests of the Company’s stockholders to approve the Assignment as the Board believes that the approval of the Assignment Proposal maximizes the value of the Company’s assets compared to other alternatives.

Consequences to Stockholders

Based upon information available at this time, we cannot forecast if the Company’s stockholders will receive any cash, stock or other property in connection with, or as a result of, the Assignment. Our Class A common stock will be, subject to regulatory considerations, delisted following the Assignment and we plan to take steps to terminate our status as a reporting company with the SEC following the Special Meeting. As a result, we expect that our stockholders will have no readily available means to dispose of their shares of Class A common stock following the Effective Time.

Assignment Under Delaware Law

Delaware law provides that a corporation may make an assignment for the benefit of creditors upon the approval of a corporation’s board of directors followed by the approval of a majority of its outstanding stock entitled to vote thereon. If such assignment is approved by the corporation’s stockholders, such corporation then executes an assignment agreement, which transfers all of its right, title, interest in, and custody and control of its property to a third-party assignee. Following execution of the assignment agreement, the assignee will file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the assignment for the benefit of creditors. Such assignee then liquidates the property and distributes the proceeds to such corporation’s creditors according to their respective priorities at law to satisfy the corporation’s obligations. If any proceeds remain after all of the corporation’s obligations and costs associated with the liquidation process have been satisfied, remaining proceeds will be distributed to the corporation’s stockholders.

Absence of Appraisal Rights

Under Delaware law, the Company’s stockholders are not entitled to appraisal, dissenters’ or similar rights in connection with the Assignment.

Conduct of the Company Following the Approval of the Assignment

This section of the proxy statement describes material aspects of the proposed Assignment and the steps the Company and the Board expect to take in connection with the Assignment. While the Company believes that this description covers the material terms of the Assignment, this summary may not contain all of the information that is important to you.

Approval of Assignment

To proceed with the Assignment, the Assignment Proposal must be approved by the affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote thereon. The approval of the Assignment Proposal by the requisite vote of the holders of the Company’s Class A common stock will constitute complete approval and authorization for the Board, without further stockholder action, to proceed with the Assignment in accordance with any applicable provision of Delaware law.

Assignment

If the Assignment Proposal is approved by the requisite vote of the Company’s stockholders, the steps set forth below may be completed at such times as the Board, in its discretion and in accordance with Delaware law, deems necessary, appropriate or advisable in the Company’s best interests and the best interests of the Company’s stockholders:

•        the cessation of all of the Company’s business activities except those relating to the Assignment; and

•        the taking of any and all other actions permitted or required by Delaware law and any other applicable laws and regulations.

It is possible, even if the Company’s stockholders approve the Assignment Proposal, that the Board, in its discretion, does not consummate the Assignment.

Distributions

Based upon information available at this time, the Company cannot forecast whether any amounts will be available to its stockholders in connection with, or as a result of, the Assignment or the liquidation of the Company’s assets. There is a possibility that if the Assignee is able to resolve all of the Company’s obligations, that some amount of liquidation proceeds could be paid to stockholders. However, there are too many variables and uncertainties for us to estimate whether any amounts will actually be paid or the amount of any such payments.

Regulatory Approvals

We are not aware of any U.S. federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the Assignment, except for compliance with applicable SEC regulations in connection with this Proxy Statement and compliance with Delaware law. If the Company’s stockholders approve the Assignment Proposal and the Company enters into the Assignment Agreement, the Assignee will file an application in the Delaware Court of Chancery, which commences a judicial proceeding for recognition of the assignment for the benefit of creditors. If the Company’s stockholders approve the Assignment Proposal, we intend to enter into the Assignment Agreement as soon as reasonably practicable after the Special Meeting.

Cessation of Trading of Class A Common Stock

We anticipate that we will notify the Financial Industry Regulatory Authority (“FINRA”) of the Assignment and request that our Class A common stock stop trading on the Nasdaq Capital Market as soon after the Assignment as is reasonably practicable. We also currently expect to close our stock transfer books subsequent to the Special Meeting and to discontinue recording transfers and issuing stock certificates at the Effective Time. Accordingly, it is expected that trading in our shares of Class A common stock will cease on or very soon after the Assignment.

Reporting Requirements

Whether or not the Assignment Proposal is approved, we plan to initiate steps to voluntarily deregister our Class A Common Stock and the Company’s ongoing reporting requirements under the Exchange Act. If we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, including legal and accounting expenses.

Accounting Treatment

If the Company’s stockholders approve the Assignment Proposal, the Company will change its basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Assignment and/or Dissolution. For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding share of Class A common stock. Valuations presented in the statement will represent management’s estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction of liabilities, and expenses associated with carrying out the Assignment and/or Dissolution based upon management assumptions. The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Assignment and/or Dissolution. Ultimate values realized for the Company’s assets and ultimate amounts paid to satisfy the Company’s liabilities are expected to differ from estimates recorded in annual or interim financial statements.

Interests of Certain Persons in the Assignment

After the Effective Time, we expect that the Board will reduce the size of the Board and will engage a chief restructuring officer for the purpose of winding up our business and affairs. We expect to compensate these individuals for their service in these roles during the Assignment and/or Dissolution.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of Class A common stock owned by our directors and executive officers.

Certain Material U.S. Federal Income Tax Consequences Relating to the Assignment

The following is a general summary of certain material U.S. federal income tax consequences of the Assignment that are applicable to stockholders. This discussion is included for general information purposes only and is not intended to be, and is not, legal or tax advice to any particular stockholder. This summary is based on the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, Treasury Regulations, published rulings and decisions, and other legal authorities, all as currently in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. Tax considerations under state and local laws, federal laws other than those pertaining to income tax, or non-U.S. tax laws are not addressed in this proxy statement. No rulings from the Internal Revenue Service (the “IRS”) or opinions of counsel have been or will be requested concerning the matters discussed below. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

This discussion does not describe all of the U.S. federal tax consequences that may be relevant to you in light of your particular circumstances, such as consequences arising under the federal estate and gift tax, the alternative minimum tax or the Medicare tax on net investment income, state income tax, or the consequences to you if you are an accrual-method taxpayer that is required to conform the timing of recognition of items of income to an “applicable financial statement” under Section 451(b) of the Code, or differing tax consequences applicable to you if you are a beneficial owner of Common Stock (“stockholder”) subject to special rules. The discussion below does not address any U.S. federal income tax consequences to our stockholders who, for U.S. federal tax purposes, are subject to special rules, such as:

•        banks, financial institutions or insurance companies;

•        tax-exempt entities;

•        persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

•        persons who have been, but are no longer, citizens or residents of the U.S.;

•        persons holding shares through a partnership or other fiscally transparent entity;

•        dealers or traders in securities, commodities or currencies, or other persons who have elected mark-to-market accounting;

•        grantor trusts;

•        U.S. persons whose “functional currency” is not the U.S. dollar;

•        regulated investment companies or real estate investment trusts;

•        persons who are not U.S. holders;

•        persons who received the shares of our Class A common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan; or

•        persons who own (directly or through attribution) five percent or more (by voting power or value) of our Class A common stock.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock that for U.S. federal income tax purposes is:

•        an individual citizen or resident of the U.S.;

•        a corporation (or other entity treated as a corporation for U.S. federal tax purposes) created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust, if the trust has validly elected to be treated as a U.S. person for U.S. federal tax purposes or if (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have authority to control all of the substantial decisions of the trust.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal tax purposes) is a beneficial owner of shares of our Class A common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

EACH STOCKHOLDER SHOULD CONSULT THE STOCKHOLDER’S OWN TAX ADVISOR TO DETERMINE THE STOCKHOLDER’S PARTICULAR U.S. FEDERAL INCOME TAX CONSEQUENCES AND OTHER TAX CONSEQUENCES TO THE STOCKHOLDER OF THE ASSIGNMENT, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX LAWS AND THE EFFECT OF ANY CHANGES IN SUCH LAWS.

Worthless Stock.    Under U.S. federal income tax law, if stock becomes worthless, the resulting loss is treated as a loss from the sale or exchange of a capital asset on the last day of the tax year during which the stock first becomes worthless. Stock is generally treated as worthless if there is no current liquidating value, no reasonable hope and expectation that the stock will become valuable at some future time and there is an identifiable event establishing the worthlessness of the stock.

Upon completion of the Assignment, the Company’s shares will be delisted from trading on the Nasdaq Capital Market. If the stockholders do not receive any liquidating distributions, it is likely that the Assignment will be the identifiable event that establishes the worthlessness of the stock of the Company, and that each stockholder should recognize a capital loss equal to the stockholder’s adjusted tax basis in the stockholder’s shares. For purposes of determining a stockholder’s holding period in the Company’s stock, and whether the capital loss is a long-term or a short-term capital loss, a stockholder’s holding period should be determined as if the stock were sold on the last day of the stockholder’s taxable year (December 31 for individual stockholders).

Potential Subsequent Liquidation.    If there is a subsequent liquidating distribution in the same tax year as the Assignment, amounts received by stockholders in complete liquidation of the Company should be treated as payments made in exchange for their Common Stock. In general, each Hyzon stockholder should recognize capital gain or loss equal to the difference between the amount of consideration received by such Hyzon stockholder and the Hyzon stockholder’s adjusted tax basis in the shares of Hyzon stock surrendered.

If a liquidating distribution is received in a year subsequent to the Assignment and if a stockholder has treated the Assignment and other events as establishing worthlessness, then the stockholder should consider filing an amended return to undo the effect of the worthless stock loss and report a gain or loss solely with respect to the subsequent year’s liquidating distribution.

Gain or loss should be determined separately for each block of shares, with a “block” consisting of shares acquired at the same cost in a single transaction. That gain or loss will be long-term capital gain or loss, provided the shares are held for investment and the stockholder’s holding period for such shares is more than one year. For non-corporate Hyzon stockholders, long-term capital gains are generally subject to a maximum federal income tax rate of 20% and short-term capital gains are subject to tax at ordinary income tax rates. Capital losses not offset by capital gains may be deducted against a non-corporate stockholder’s ordinary income only up to a maximum annual amount of $3,000. A non-corporate stockholder may not carry back capital losses, but such losses may be carried forward to subsequent tax years. All net capital gains for a corporate stockholder are subject to tax at regular corporate tax rates. Although a corporate stockholder can generally deduct capital losses only to the extent of capital gains, any unused capital losses of a corporate stockholder may generally be carried forward.

Backup Withholding if there are Liquidating Distributions.    Federal income tax laws require that, to avoid backup withholding with respect to “reportable payments” (currently at a rate of 24%), each Company stockholder must (a) provide the Company with such stockholder’s correct taxpayer identification number (“TIN”) on Form W-9 and certify as to no loss of exemption from backup withholding, or (b) establish a basis for exemption from backup withholding on an appropriate Form W-8 (including a Form W-8BEN, W-8ECI, W-8EXP and W-8IMY) or Form W-9, as applicable. Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability, if any, and may entitle you to a refund, provided that the required information is timely furnished to the IRS. Reportable payments, if any, made to stockholders pursuant to a liquidation of the Company will be reported by the Company to the IRS to the extent required by law.

Votes Required

The affirmative vote of a majority of the shares of our Class A common stock outstanding on the Record Date and entitled to vote on the Assignment Proposal is required to approve the Assignment Proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Assignment Proposal.

✓	The Board Recommends a Vote “FOR” the Assignment Proposal.

Proposal 2 — Dissolution

General Description of Proposal

We are asking you to authorize and approve, assuming approval of the Assignment Proposal, the liquidation and dissolution of the Company (the “Dissolution”) and the Plan of Dissolution. Our Board has determined that the Dissolution is advisable and in the best interests of the Company and its stockholders, has approved the Dissolution and has adopted the Plan of Dissolution, which is attached hereto as Annex B. The reasons for the Dissolution are described under “Proposal 2 — Dissolution — Background of the Proposed Dissolution” and “— Reasons for the Proposed Dissolution” in this proxy statement. The Dissolution requires approval by the holders of a majority of our outstanding shares of Class A common stock entitled to vote at the Special Meeting. Our Board unanimously recommends that our stockholders authorize and approve the Dissolution and the Plan of Dissolution.

In general terms, when we dissolve, we will cease conducting our business, wind up our affairs, dispose of our non-cash assets, pay or otherwise provide for our liabilities and obligations, and distribute our remaining assets, if any, during a post-dissolution period of at least three years, as required by the Delaware General Corporation Law (the “DGCL”). With respect to the Dissolution, we will follow the dissolution and winding-up procedures prescribed by the DGCL, as described in further detail under “— Delaware Law Applicable to Our Dissolution” in this proxy statement. Our liquidation, winding up and distribution procedures will be further guided by our Plan of Dissolution, as described in further detail under “— Our Plan of Dissolution” in this proxy statement. You should carefully consider the risk factors relating to our complete Dissolution and described under “Risk Factors” in this proxy statement.

Subject to the requirements of the DGCL and our Plan of Dissolution, and subject to the Assignment process (assuming approval of the Assignment Proposal) described in this proxy statement, we or the Assignee, as applicable, will use our existing cash to pay for our winding up procedures, including without limitation:

•        income, corporate and other taxes;

•        the costs associated with our Dissolution and winding up over the Survival Period; these costs may include, among others, expenses necessary for the implementation and administration of our Plan of Dissolution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to employees, consultants and others assisting us with our Dissolution;

•        any claims by others against us that we do not reject as part of the dissolution process, including any settlements or judgments;

•        any amounts owed by us under contracts with third parties;

•        the funding of any cash reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims (including lawsuits) and possible future claims, as further described below; and

•        solely to the extent remaining after provision for the above-described payments, liquidating distributions to be made to our stockholders, which distributions, if any, may be made from time to time as available and in accordance with the DGCL procedures described below.

Estimated Distributions to Stockholders

Based upon information available at this time, Hyzon cannot forecast whether any amounts will be available to Hyzon’s stockholders in connection with, or as a result of, the Assignment and/or Dissolution. There is a possibility that, assuming the Assignee can resolve all of Hyzon’s obligations, some amount of liquidation proceeds could be paid to stockholders. However, there are too many variables and uncertainties for us to estimate whether any amounts will actually be paid or the amount of any such payments.

Subject to the Assignment process, any distributions made to stockholders by Hyzon following the distributions made to creditors to satisfy Hyzon’s obligations, will be made to stockholders pro rata according to the stockholders’ holdings of Class A common stock as of the Effective Time.

We cannot predict the timing or amount of any distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that will ultimately be available for distribution to stockholders or the timing of any such distributions. Therefore, we are unable to estimate when we, or the Assignee, as applicable, would be able to make any distributions to our stockholders. See the section entitled “Risk Factors — Risks Related to The Assignment and Dissolution” beginning on page 8 of this proxy statement.

The description of the Dissolution contained in this introductory section is general in nature and is subject to various other factors and requirements, as described in greater detail below.

Background of the Proposed Dissolution

In the ordinary course from time to time, our Board and management team have evaluated and considered a variety of financial, business development, and strategic opportunities for the Company as part of our long-term strategy to enhance value for our stockholders, including financings, potential mergers, reverse mergers, and acquisitions, asset sales and divestitures, out-licensing and sub-licensing transactions, monetization of potential future payments owed to the Company, business combinations, partnerships, collaborations, and other strategic transactions.

As part of the ongoing consideration and evaluation of our long-term prospects and strategies, our Board frequently reviews, with our management, strategic and financial alternatives in light of developments in our business, the competitive landscape, the economy generally and financial markets, all with the goal of enhancing value for our stockholders. As part of this process, from time to time, our management has engaged in business development and/or strategic discussions with industry participants. This includes contacts with numerous companies regarding potential and various strategic transactions.

On June 24, 2024, we announced that we began realigning our strategic priorities so as to focus on the Company’s core North American markets and the refuse industry. In addition, we announced that we retained PJT Partners as our financial advisor to lead ongoing capital raise efforts, including via capital markets transactions, and to explore a full range of strategic options for the Company, which could potentially include a sale of the Company and/or a divestiture of our Europe and Australia/New Zealand businesses and subsidiaries, amongst other alternatives. As we explored such alternatives, we focused on cost reduction efforts and managing liquidity, including a reduction in work force, as well as other strategic transactions and/or measures. On July 7, 2024, we determined to wind down our operations in the Netherlands and Australia.

On July 8, 2024, we announced that we continued to pursue our previously disclosed efforts to secure capital via the capital markets and explore various other strategic alternatives, including those previously disclosed. Further, we announced that the Company may need to pursue other measures, including (without limitation) one or a combination of transactions, and we disclosed that the Company began evaluating the need to pursue bankruptcy protection or other in-court relief if our financing efforts or other strategic alternatives were not successful.

After seeking potential funding sources and pursuing other ways to continue the Company’s business, such as a merger, asset sale or strategic partnership, we have been unable to find a viable alternative to the Assignment. As a result, our Board determined that Assignment is the preferred strategy among the alternatives available and presents the best opportunity for the best recovery for creditors and it also may provide an opportunity, although limited, for future payments to our stockholders. Therefore, on December 19, 2024, our Board adopted resolutions approving the Plan of Dissolution and the Assignment and Dissolution and recommending that our stockholders approve the Plan of Dissolution and the Assignment and the Dissolution. As of the date of this proxy statement, the Company does not have any offer to purchase the entire company or any of its product candidates or any other reasonable and viable strategic alternative.

Our Board believes that pursuing a wind-up of the Company in accordance with the Plan of Dissolution gives our Board the most flexibility to optimize the value of our assets for our stockholders.

Reasons for the Proposed Dissolution

The Board believes that the Dissolution is in the best interests of the Company and its stockholders. The Board considered and pursued at length potential strategic alternatives available to the Company such as strategic investments, financings, mergers, reverse mergers, asset sales or dispositions, strategic partnerships, and other business combination transactions, and, following the results of such review, believes that pursuing a Dissolution and wind-up of the Company in accordance with the Plan of Dissolution gives our Board the best opportunity and most flexibility to optimize value for our stockholders.

In making its determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that we would require substantial additional capital to fund operations and have been unable to obtain such capital despite conducting an extensive potential strategic alternatives process; the fact that we will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives; and the fact that we have conducted an evaluation to identify remaining strategic alternatives involving our assets or the Company as a whole, such as financings, mergers, reverse mergers, asset sales or dispositions, and strategic partnerships, that could have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders may be able to receive in a liquidation. As a result of its evaluation, the Board concluded that the Dissolution provides the best opportunity to maximize any remaining value for the Company and its stockholders among the alternatives now available and is therefore in the best interests of the Company and its stockholders. Accordingly, the Board approved the Dissolution and the Plan of Dissolution and recommends that our stockholders approve the Dissolution Proposal.

Delaware Law Applicable to Our Dissolution

We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the relevant provisions of the DGCL applicable to the Dissolution. The following summary is qualified in its entirety by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex C.

Dissolution under the DGCL Generally

Authorization of Board and Stockholders.    If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board has unanimously adopted a resolution approving the Dissolution and the Plan of Dissolution and declaring them advisable and recommending them to our stockholders. The Dissolution and the Plan of Dissolution must be authorized and approved by the holders of a majority of our outstanding shares of Class A common stock on the Record Date entitled to vote on the Dissolution Proposal.

Certificate of Dissolution.    If a corporation’s stockholders authorize its dissolution, to consummate the dissolution the corporation must file a certificate of dissolution with the Secretary of State. If our stockholders authorize the Dissolution at the Special Meeting, we intend to file the Certificate of Dissolution with the Secretary of State as soon as practicable after the receipt of such approval. However, the timing of such filing is subject to the discretion of the Company.

Possible Permitted Abandonment of Dissolution.    The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board would abandon our proposed Dissolution once it is authorized by our stockholders, to provide our Board with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by our Board included language providing the Board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.

Time of Dissolution.    When a corporation’s certificate of dissolution is filed with the Secretary of State and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State, the corporation will be dissolved. We refer to the effective time of the Certificate of Dissolution herein as the “Effective Time.”

Continuation of Corporation After Dissolution

A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits and enabling the corporation to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the Survival Period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. Our Plan of Dissolution will govern our winding up process after Dissolution. See the section entitled “— Our Plan of Dissolution” in this proxy statement.

Payments and Distributions to Claimants and Stockholders

A dissolved corporation must make provision for the payment (or reservation of security for payment) of current and certain potential future claims against the corporation in accordance with the applicable provisions of the DGCL and the distribution of remaining assets to the corporation’s stockholders. The dissolved corporation may do this by following one of two procedures, as described below.

Safe Harbor Procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”)

A dissolved corporation may elect to give notice of its dissolution to persons having a claim against the corporation (other than claims against the corporation in any pending actions, suits or proceedings to which the corporation is a party) (“Current Claimants”) and to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured (“Contingent Contractual Claimants”), and after giving these notices, following the procedures set forth in the DGCL, as described below.

The Plan of Dissolution provides the Board with the discretion to elect to follow the Safe Harbor Procedures rather than the Alternative Procedures.

Current Claimants

Notices and Publication.    The notice to Current Claimants must state (1) that all such claims must be presented to the corporation in writing and must contain sufficient information reasonably to inform the corporation of the identity of the claimant and the substance of the claim; (2) the mailing address to which the claim must be sent; (3) the date (the “Claim Date”) by which the claim must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice; (4) that the claim will be barred if not received by the Claim Date; (5) that the corporation may make distributions to other claimants and the corporation’s stockholders without further notice to the Current Claimant; and (6) the aggregate annual amount of all distributions made by the corporation to its stockholders for each of the three years before the date of dissolution. The notice must be published at least once a week for two consecutive weeks in a newspaper of general circulation in the county in which the corporation’s registered agent in Delaware is located and in the corporation’s principal place of business and, in the case of a corporation having $10.0 million or more in total assets at the time of dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of the notice, the corporation must also mail a copy of the notice by certified or registered mail, return receipt requested, to each known claimant of the corporation, including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

Effect of Non-Responses to Notices.    If the dissolved corporation does not receive a response to the corporation’s notice by the Claim Date from a Current Claimant who was given actual notice according to the foregoing paragraph, then the claimant’s claim will be barred.

Treatment of Responses to Notices.    If the dissolved corporation receives a response to the corporation’s notice by the Claim Date, the dissolved corporation may accept or reject, in whole or in part, the claim. If the dissolved corporation rejects a claim, it must mail a notice of the rejection to the Current Claimant by certified or registered mail, return receipt requested, within 90 days after receipt of the claim (or, if earlier, at least 150 days before the expiration of the Survival Period). The notice must state that any claim so rejected will be barred if the Current Claimant does not commence an action, suit or proceeding with respect to the claim within 120 days of the date of the rejection.

Effect of Non-Responses to Rejections of Claims.    If the dissolved corporation rejects a claim and the Current Claimant does not commence an action suit or proceeding with respect to the claim within the 120-day post-rejection period, then the Current Claimant’s claim will be barred.

Contingent Contractual Claims

Notices.    The notice to Contingent Contractual Claimants (persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured) must be in substantially the same form and sent and published in the same manner as notices to Current Claimants andshall request that Contingent Contractual Claimants present their claims in accordance with the terms of such notice.

Responses to Contractual Claimants.    If the dissolved corporation receives a response by the date specified in the notice by which the claims from Contingent Contractual Claimants must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice to Contingent Contractual Claimants, the dissolved corporation must offer to the Contingent Contractual Claimant such security as the dissolved corporation determines is sufficient to provide compensation to the claimant if the claim matures. This offer must be mailed to the Contingent Contractual Claimant by certified or registered mail, return receipt requested, within 90 days of the dissolved corporation’s receipt of the claim (or, if earlier, at least 150 days before the expiration of the post-dissolution survival period). If the Contingent Contractual Claimant does not deliver to the dissolved corporation a written notice rejecting the offer within 120 days after receipt of the offer for security, the claimant is deemed to have accepted the security as the sole source from which to satisfy the claim against the dissolved corporation.

Determinations by Delaware Court of Chancery

A dissolved corporation that has complied with the Safe Harbor Procedures must petition the Delaware Court of Chancery to determine the amount and form of security that will be (1) reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, other than a claim barred pursuant to the Safe Harbor Procedures, (2) sufficient to provide compensation to any Contingent Contractual Claimant who has rejected the dissolved corporation’s offer for security for such person’s claims made pursuant to the Safe Harbor Procedures, and (3) reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought upon the petition of a dissolved corporation that has complied with the Safe Harbor Procedures, in which case the reasonable fees and expenses of any court-appointed guardian (including all reasonable expert witness fees) would be paid by the dissolved corporation and potentially reduce the remaining assets, if any, available for distribution to stockholders.

Payments and Distributions

If a dissolved corporation has followed the Safe Harbor Procedures, then it will (1) pay the current claims made but not rejected, (2) post the security offered and not rejected for contractual claims that are contingent, conditional or unmatured, (3) post any security ordered by the Delaware Court of Chancery in response to the dissolved corporation’s petition to the court described above, and (4) pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the dissolved corporation. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent that assets are available.

All remaining assets will be distributed to the dissolved corporation’s stockholders, but not earlier than 150 days after the date of the last notice of rejection given by the dissolved corporation to a Current Claimant pursuant to the Safe Harbor Procedures.

Alternative Procedures under DGCL Section 281(b) (the “Alternative Procedures”)

If a dissolved corporation does not elect to follow the Safe Harbor Procedures, it must adopt a plan of distribution pursuant to which it will (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation, (2) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within ten years after the date of dissolution. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent assets are available. All remaining assets will be distributed to the dissolved corporation’s stockholders.

The Plan of Dissolution adopted by the Board and proposed to the stockholders for approval constitutes the plan of distribution for purposes of the Alternative Procedures. The Board currently anticipates dissolving Hyzon in accordance with the Alternative Procedures, but retains the discretion to elect to follow the Safe Harbor Procedures.

Liabilities of Stockholders and Directors

If a dissolved corporation follows either the Safe Harbor Procedures or the Alternative Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation in an amount in excess of the lesser of (a) the stockholder’s pro rata share of the claim and (b) the amount distributed to the stockholder. If a dissolved corporation follows the Safe Harbor Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation on which an action, suit or proceeding is not begun before the expiration of the Survival Period. In no event will the aggregate liability of a stockholder of a dissolved corporation for claims against the dissolved corporation exceed the amount distributed to the stockholder in dissolution. If a dissolved corporation fully complies with either the Safe Harbor Procedures or the Alternative Procedures, then the dissolved corporation’s directors will not be personally liable to the dissolved corporation’s claimants.

Application of These Procedures to Us

We currently plan to elect to follow the Alternative Procedures.    However, our Plan of Dissolution specifically permits our Board the discretion to decide to abandon any plans to follow the Alternative Procedures and to follow the Safe Harbor Procedures as permitted by Delaware law, or to abandon the Dissolution. If we follow the Safe Harbor Procedures, then the required published notices would be published in a newspaper of general circulation in New Castle County, Delaware (the location of our registered agent), and Bolingbrook, Illinois (the location of our principal place of business), as well as in a daily newspaper with national circulation, since we expect that our total assets will exceed $10.0 million at the time of dissolution. For more information about our liquidation, winding up and distribution procedures, see the section entitled “— Our Plan of Dissolution” in this proxy statement.

Our Plan of Dissolution

The Dissolution will be conducted in accordance with the Plan of Dissolution, which is attached to this proxy statement as Annex B and incorporated by reference into this proxy statement. The following is a summary of our Plan of Dissolution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Dissolution more fully, you are urged to read this proxy statement as well as the Plan of Dissolution. Our Plan of Dissolution may be modified, clarified, or amended by action by our Board at any time and from time to time, as further described below.

Authorization and Effectiveness

Our Plan of Dissolution will be deemed approved if the holders of a majority of the outstanding shares of Class A common stock as of the Record Date entitled to vote on the Dissolution Proposal approve the Dissolution and the Plan of Dissolution. Our Plan of Dissolution will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. Following the authorization of the Dissolution and the Plan of

Dissolution by our stockholders, at such time as the Board determines to be appropriate, we will file the Certificate of Dissolution with the Delaware Secretary of State and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid, unless the Dissolution is abandoned by the Board prior to that time. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the Delaware Secretary of State or such later date and time that is stated in the Certificate of Dissolution.

Survival Period

For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct) (the “Survival Period”), we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in the development of our product candidates, except to the extent necessary to preserve the value of our assets and wind up our business affairs in accordance with our Plan of Dissolution. We anticipate that distributions, if any, to our stockholders will be made in cash, and may be made at any time, in any number of distributions, from time to time, in accordance with the DGCL and our Plan of Dissolution.

General Liquidation, Winding Up and Distribution Process

We intend to elect to follow the Alternative Procedures described under the section entitled “— Delaware Law Applicable to Our Dissolution — Payments and Distributions to Claimants and Stockholders — Alternative Procedures under DGCL Section 281(b)” in this proxy statement, but our Board retains the discretion to opt to dissolve the Company in accordance with the Safe Harbor Procedures.

The Board intends to seek to distribute funds, if any, to our stockholders expeditiously, as permitted by the DGCL and the Plan of Dissolution and intends to take all reasonable actions deemed advisable by the Board to optimize the distributable value to our stockholders.

Continuing Employees and Consultants

During the Survival Period, we may retain, hire, employ, or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Dissolution. The Board also expects that outside legal and financial advisors will continue to advise on and assist with the Dissolution.

After filing the Certificate of Dissolution, we expect that the Board will reduce the size of the Board to save costs.

We may, in the absolute discretion of the Board, pay the Company’s director/s, any employees it may hire, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Dissolution; however, given the Company’s already streamlined operations, the Board does not expect to need to hire any employees or otherwise expand the team of advisors and consultants currently in place.

Sale, Exchange, or Disposition of Our Remaining Assets

As explained in this proxy statement, assuming approval of the Assignment Proposal, all or substantially all of our assets will be assigned to an Assignee who will liquidate such assets for the benefit of our creditors. However, the Plan of Dissolution also contemplates the sale, exchange, or other disposition of all of our remaining non-cash assets, if and at such time as the Board may approve, without further stockholder approval. The Plan of Dissolution does not specify the manner in which we may sell, exchange or dispose of our assets, and we may not be able to sell quickly or at all any or all of these assets. Such transaction could take the form of sales or other dispositions of individual assets, sales or other dispositions of groups of assets organized by type of asset or otherwise, a single sale or other dispositions of all or substantially all of our assets, or some other form of one or more sales, exchanges, assignments, or dispositions. The assets may be sold or disposed of to one or more acquirors in one or more transactions over a period of time. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales or other dispositions of assets approved by the Board. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement, transaction, or sale, should any materialize, unless required by applicable law, or selling or otherwise disposing, monetizing, or transferring any additional assets in the future. See the section entitled “Risk Factors” in this proxy statement.

It is possible that before we conduct the Assignment, that the Company find and enter into a sale of substantially all of the Company’s assets with a potential purchaser, which, in such case, further stockholder votes will be solicited with respect to the approval of such sale.

Costs and Expenses

We, or the Assignee (assuming approval of the Assignment Proposal) will pay all costs and expenses that may be determined from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Dissolution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting, and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Dissolution and costs incurred to comply with contracts to which the Company is a party.

Indemnification

We will continue to indemnify our officers, directors, employees, and agents in accordance with, and to the extent required or permitted by the DGCL, our Second Amended and Restated Certificate of Incorporation, as amended, our Third Amended and Restated Bylaws and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Dissolution will be covered to the same extent that they were covered before the effective time of the Dissolution. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.

Stockholder Approval

Approval of the Dissolution and the Plan of Dissolution by the holders of a majority of the outstanding shares of Class A common stock of the Company as of the Record Date entitled to vote on the Dissolution Proposal, to the fullest extent permitted by law, constitutes approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution.

Approval of the Dissolution by the holders of a majority of the outstanding stock of the Company shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Effective Time, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute approval and ratification of any and all contracts for sale, exchange or other disposition whether or not conditioned on stockholder approval. However, as explained in this proxy statement, assuming approval of the Assignment Proposal, all or substantially all of our assets will be assigned to an Assignee who will liquidate such assets for the benefit of our creditors. See the section entitled “Proposal 1: Approval of Assignment” beginning on page 11 of this proxy statement.

Subsidiaries

As part of the Dissolution, we may take actions with respect to our subsidiaries, based on the advice and counsel of our legal and other advisors and in accordance with the requirements of the laws and charter documents governing such subsidiaries, to liquidate, dissolve, or otherwise wind up such subsidiaries.

Legal Claims

We will defend any claims against us, our current or former officers or directors or our subsidiaries, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as we or our Board may approve from time to time. During the Survival Period, and subject to the Assignment process (assuming approval of the Assignment Proposal), we may continue to prosecute any claims we had or judgments obtained against others before the Effective Time and may institute any new claims against any person as may be determined to be necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Dissolution. At our discretion, and subject to the Assignment process (assuming approval of the Assignment Proposal), we may defend, prosecute, and/or settle any lawsuits, as applicable.

Effective Time; Stock of the Company

The Effective Time will be the effective time as specified by the Certificate of Dissolution as filed with the Secretary of State of Delaware.

From and after the Effective Time, and subject to applicable law, each holder of shares of our Class A common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Dissolution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our Class A common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. We expect the Effective Time to be as soon as reasonably practicable after the Dissolution is approved by our stockholders. No stockholder or beneficial owner shall have any appraisal rights in connection with our Dissolution and winding-up. It is anticipated that no further trading of our shares will occur after the Effective Time.

Unclaimed Distributions

If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered a certificate evidencing ownership of the Class A common stock or provided other evidence of ownership as required in the Plan of Dissolution or by the Board or for any other reason, the distribution to which the stockholder is otherwise entitled will be transferred, at such time as the final liquidating distribution is made by us, or as soon as practicable after that distribution, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder as the sole equitable owner of the distribution and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of us or any other stockholder.

Liquidating Trust

While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by our Board, based on advice of our legal, tax and accounting advisors. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three years of the Survival Period. However, as explained in this proxy statement, assuming approval of the Assignment Proposal, all or substantially all of our assets will be assigned to an Assignee who will liquidate such assets for the benefit of our creditors. See the section entitled “Proposal 1: Approval of Assignment” beginning on page 11 of this proxy statement.

Abandonment, Exceptions, Modifications, Clarifications and Amendments

Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, our Board will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before the Effective Time and terminate our Plan of Dissolution, without any action by our stockholders, if our Board determines that to do so is in the best interest of the Company and its stockholders. Without further action by our stockholders, our Board may, to the extent permitted by the DGCL, waive, modify or amend any part of our Plan of Dissolution, and may provide for exceptions to or clarifications of the terms of our Plan of Dissolution. After the Effective Time, revocation of the Dissolution would require further stockholder approval under the DGCL.

Contingent Liabilities; Reserves

Under the DGCL, we are required, in connection with the Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. Subject to the Assignment process (assuming approval of the Assignment Proposal), we will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the Dissolution and wind-up process) and other known, non-contingent liabilities. We have used and, subject to the Assignment process (assuming approval of the Assignment Proposal), anticipate continuing to use cash until the end of the Survival Period for a number of items, including, but not limited to, the following:

•        ongoing operating, reporting and listing expenses;

•        expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;

•        expenses incurred in connection with the Dissolution;

•        taxes imposed upon us and any of our assets;

•        payments to be made in connection with any notices made under the Worker Adjustment and Retraining Notification Act of 1988; and

•        professional, legal, consulting and accounting fees.

Subject to the Assignment process (assuming approval of the Assignment Proposal), we will establish a reserve, consisting of cash or other assets that we believe will be adequate for the satisfaction of all of our current estimated known expenses to be incurred in connection with the Dissolution. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities.

The estimated amount of the reserve (if any) is based upon certain estimates and assumptions and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, costs to address, litigate, settle and resolve potential future unknown claims and litigation, and accrued expenses reflected in our financial statements. There can be no assurance that the reserve will be sufficient. If any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate the Company and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the reserve.

In the event we fail to create an adequate reserve for the payment of our expenses and liabilities and amounts have been distributed to the stockholders under the Plan of Dissolution, our creditors may be able to pursue claims against our stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions.

If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve and any assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.

Reporting Requirements

Whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) until we have exited from such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying our service providers, among others.

Interests of Certain Persons in the Dissolution

After the Effective Time, we expect that the Board will reduce the size of the Board and will engage a chief restructuring officer for the purpose of winding up our business and affairs. We expect to compensate these individuals for their service in these roles during the Dissolution.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of Class A common stock owned by our directors and executive officers.

Our Second Amended and Restated Certificate of Incorporation, as Amended, Third Amended and Restated Bylaws, and the DGCL

During the Survival Period, we will continue to be governed by our Second Amended and Restated Certificate of Incorporation, as amended, and Third Amended and Restated Bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. Our Board will continue to have the authority to amend our Third Amended and Restated Bylaws as it may deem necessary or advisable. To any extent that the provisions of our Plan of Dissolution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.

Authority of the Board

Our Board, without further action by our stockholders, is authorized to take all actions as they deem necessary or advisable to implement our Plan of Dissolution if it is approved by our stockholders. All determinations and decisions to be made by our Board will be at the absolute and sole discretion of our Board to the fullest extent permitted by applicable law.

Certain Material U.S. Federal Income Tax Consequences Relating to the Dissolution

The following discussion is a general summary of certain material U.S. federal income tax consequences of the proposed Dissolution to our stockholders. The following discussion is based on the Internal Revenue Code of 1986, as amended, its legislative history, the Treasury Regulations and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state and local laws, federal laws other than those pertaining to income tax, or non-U.S. tax laws are not addressed in this proxy statement. The following discussion has no binding effect on the IRS or the courts. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to our stockholders in light of their individual circumstances. The discussion below does not address any U.S. federal income tax consequences to our stockholders who, for U.S. federal tax purposes, are subject to special rules, such as:

•        banks, financial institutions or insurance companies;

•        tax-exempt entities;

•        persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

•        persons who have been, but are no longer, citizens or residents of the United States;

•        persons holding shares through a partnership or other fiscally transparent entity;

•        dealers or traders in securities, commodities or currencies, or other persons who have elected mark-to-market accounting;

•        grantor trusts;

•        U.S. persons whose “functional currency” is not the U.S. dollar;

•        regulated investment companies or real estate investment trusts;

•        persons who are not U.S. holders;

•        persons who received the shares of our Class A common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax-qualified retirement plan; or

•        persons who own (directly or through attribution) five percent or more (by voting power or value) of our Class A common stock.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock that for U.S. federal income tax purposes is:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity treated as a corporation for U.S. federal tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust, if the trust has validly elected to be treated as a U.S. person for U.S. federal tax purposes or if (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have authority to control all of the substantial decisions of the trust.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal tax purposes) is a beneficial owner of shares of our Class A common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. HOLDERS OF OUR COMMON STOCK THAT ARE NOT U.S. HOLDERS, INCLUDING PARTNERSHIPS AND PARTNERS IN THOSE PARTNERSHIPS, SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE PROPOSED LIQUIDATION AND DISSOLUTION.

U.S. Federal Income Tax Consequences to the Company

Until all of our remaining assets, if any, have been distributed to our stockholders or a liquidating trust and the liquidation is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We will recognize gain or loss, if any, upon the sale of any assets held directly by us in connection with our Dissolution in an amount equal to the difference between (1) the fair market value of the consideration received for each asset sold and (2) our adjusted tax basis in the asset sold. We may also recognize income from the liquidation and dissolution of our subsidiary that will occur as part of the proposed Dissolution. We should not recognize any gain or loss upon the distribution of cash to our stockholders as part of the proposed Dissolution. We currently do not anticipate making distributions of property other than cash to stockholders as part of the proposed Dissolution. If we do make a liquidating distribution to our stockholders of property other than cash, we generally will recognize gain or loss upon the distribution of the property as if the property were sold to our stockholders for its fair market value on the date of the distribution. Any tax liability resulting from the proposed Dissolution will reduce the cash available for distribution to our stockholders.

U.S. Federal Income Tax Consequences to U.S. Holders

Stockholders that receive any distributions made by us pursuant to the Plan of Dissolution will be treated as receiving those amounts as full payment in exchange for their shares of Class A common stock. A stockholder generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share (including distributions to any liquidating trust, as discussed below), less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (2) the stockholder’s adjusted tax basis in each share of our Class A common stock. A stockholder may determine gain or loss on a block-by-block basis if the stockholder holds blocks of our Class A common stock (generally as a result of acquiring a block of Class A common stock at the same time and at the same price). Each stockholder must allocate liquidating distributions proportionately to each share of Class A common stock, or, if applicable, each block of Class A common stock, held by the stockholder. Liquidating distributions are first applied against, and reduce, the stockholder’s adjusted tax basis with respect to a share or a block before recognizing any gain or loss. A stockholder will recognize gain to the extent the aggregate distributions allocated to the share of Class A common stock or, if applicable, block of Class A common stock exceeds the stockholder’s adjusted tax basis with respect to such share or such block. A stockholder will recognize loss only to the extent the stockholder has an adjusted tax basis with respect to a share or a block after taking into account all liquidating distributions allocated to the share or the block. Any loss can only be recognized in the tax year that a stockholder receives our final liquidating distribution.

Generally, gain or loss recognized by a stockholder in connection with the proposed Dissolution will be capital gain or loss, and will be long-term capital gain or loss if the stockholder has held a share or block for more than one year or short-term capital gain or loss if the stockholder has held the share or block for one year or less. Certain stockholders, including individuals, may qualify for preferential tax rates on long-term capital gains. The deductibility of capital losses is subject to certain limitations. While we do not anticipate distributing any contingent claims to our stockholders or a liquidating trust as part of the proposed Dissolution, amounts, if any, received by a stockholder upon the resolution of a contingent claim that has been distributed could be considered ordinary income rather than capital gain. Stockholders should consult their own tax advisors with respect to the tax consequences of receiving a contingent claim as part of the proposed Dissolution.

If we effect the proposed Dissolution, we intend to provide stockholders and the IRS with statements indicating the amount of cash, and, as applicable, our best estimates of the fair market value of any other property, distributed to our stockholders (or transferred to the liquidating trust, as discussed below) at such time and in such manner as required by applicable Treasury Regulations.

Backup Withholding

Distributions to any stockholder that fails to provide the appropriate certification in accordance with applicable Treasury Regulations generally will be reduced by backup withholding at the rate applicable at the time of the distributions. Backup withholding generally will not apply to payments made to certain exempt recipients, such as corporations. Backup withholding is not an additional tax. Amounts that are withheld under backup withholding rules may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Stockholders should consult their own tax advisors regarding the application of backup withholding in their particular circumstances.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO THEM.

Vote Required

The affirmative vote of a majority of the shares of our Class A common stock outstanding on the Record Date and entitled to vote on the Dissolution Proposal is required to approve the Dissolution Proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Dissolution Proposal.

✓	The Board Recommends a Vote “FOR” the Dissolution Proposal.

Proposal 3 — Adjournment Proposal

Our Board is asking our stockholders to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Assignment Proposal or the Dissolution Proposal (also referred to herein as Proposal 1 and Proposal 2, respectively). This proposal is referred to in this Proxy Statement as the “Adjournment Proposal” or “Proposal 3.” Under our Third Amended and Restated Bylaws (the “Bylaws”), our Chairperson also has the power to adjourn the Special Meeting, whether or not a quorum is present.

Approval of this Adjournment Proposal requires the affirmative vote of a majority of the votes entitled to be cast on the proposal by the stockholders who are present in person (by virtual presence online) or represented by proxy at the Special Meeting, whether or not a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes (if any) will not be counted as votes cast on the matter and will have no effect on the outcome of the Adjournment Proposal.

✓	The Board Recommends a Vote “FOR” the Adjournment Proposal.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding the beneficial ownership of Class A common stock as of December 26, 2024 by:

•        each person known to the Company to be the beneficial owner of more than 5% of outstanding Class A common stock;

•        each of the Company’s named executive officers and directors; and

•        all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable or restricted stock units that are settleable within 60 days. Class A common stock issuable upon exercise of options and warrants currently exercisable or restricted stock units settleable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Class A common stock is based on 7,764,691 shares of Class A common stock issued and outstanding as of December 26, 2024. Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Class A common stock beneficially owned by them.

Name and Address of Beneficial Owners	Number of Shares of Class A Common Stock Beneficially Owned	% of Outstanding Class A Common Stock
Five Percent Holders(1)
Horizon Fuel Cell Technologies Pte. Ltd.(2)	709,566	9.1%
Long Focus Capital Management, LLC(3)	392,345	5.1%
Directors and Named Executive Officers
Erik Anderson(4)	19,143	*
Dennis Edwards(5)	10,069	*
Andrea Farace(6)	6,239	*
Matthew Foulston(7)	6,239	*
Viktor Meng(8)	12,086	*
Elaine Wong(9)	8,525	*
Parker Meeks	—	*
Stephen Weiland	—	*
Bappaditya Banerjee(10)	2,277	*
Pat Griffin(11)	—	*
Jiajia Wu(12)	—	*
All Directors and Executive Officers as a group (12 persons)(13)	69,904	*

*        Less than one percent.

(1)      The Company is permitted to rely on the information reported by each beneficial owner in filings with the SEC and has no reason to believe that the information is incomplete or inaccurate or that the beneficial owner should have filed an amended report and did not.

(2)      As reported in Schedule 13D/A (Amendment No. 13) filed on August 30, 2024, Hymas Pte. Ltd. (“Hymas”) beneficially owns 263,375 shares and Horizon Fuel Cell Technologies Pte. Ltd. beneficially owns 709,566 shares. Hymas is 75.83% owned indirectly by Horizon, through its subsidiaries, including Jiangsu Horizon New Energy Technologies Co. Ltd., a company incorporated under the laws of the People’s Republic of China (“JS Horizon”), and Horizon Fuel Cell Technology (Hong Kong) Ltd., a company incorporated under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“HFCT HK”). Horizon, by reason of its ownership of 61.86% of the voting securities of JS Horizon, JS Horizon’s ownership of 100% of the voting securities of HFCT HK, and HFCT HK’s ownership of 100% of the voting securities of Hymas, ultimately has the right to elect or appoint the members of the governing body of Hymas and, therefore, to direct the management and policies of Hymas. As a result, Horizon has voting and investment power over the securities of the Company held of record by Hymas. Such powers are vested in the Board of Directors of Horizon. Horizon disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein. The address for Horizon and Hymas is Enterprise Hub, 48 Toh Guan Road East, Postal 608586, #05-124, Singapore. The address for JS Horizon is 302-309BOT Building A, New Environmental Materials Industrial Park, Huada Road, Jingang Town, Zhangjiagang City, Jiangsu, China. The address for HFCT HK is 11/F., Capital Centre, 151 Gloucester Road, Wanchai, Hong Kong.

(3)      Long Focus Capital Management, LLC is the record holder of the shares. Based solely on information contained in the Schedule 13G (Amendment No. 2) filed with the SEC on March 1, 2024, Long Focus Capital Management, LLC, a Delaware single member limited liability company, and Long Focus Capital Master, LTD., a Cayman Islands limited company, report shared voting and shared dispositive power of 392,345 shares of Class A common stock and 281,317 shares of Class A common stock, respectively. John B. Helmers, a United States citizen, reports shared voting and shared dispositive power of 392,345 shares of Class A common stock. Additionally, Condagua, LLC, a Delaware single member limited liability company, and A. Glenn Helmers, a United States citizen, each report shared voting and shared dispositive power of 111,028 shares of Class A common stock. For Long Focus Capital Management, LLC, John B. Helmers, and Long Focus Capital Master, LTD., 5,000 of the shares of Class A common stock listed are comprised of Class A common stock that may be acquired by the reporting persons upon the exercise of warrants. For John B. Helmers, A. Glenn Helmers, and Condagua, LLC, 7,014 of the shares of Class A common stock listed are comprised of Class A common stock that may be acquired by the reporting persons upon the exercise of warrants. Long Focus Capital Management, LLC, John B. Helmers, and A. Glenn Helmers directly own no shares of Class A common stock. A. Glenn Helmers controls Condagua, LLC. Pursuant to an investment management agreement, Long Focus Capital Management, LLC maintains investment and voting power with respect to the shares of Class A common stock held by Long Focus Capital Master, LTD. John B. Helmers controls Long Focus Capital Management, LLC, and maintains investment and voting power with respect to the shares of Class A common stock held by Condagua, LLC. Such information is as of the close of business on February 6, 2024. The business address of each of these entities, John B. Helmers and A. Glenn Helmers is 207 Calle Del Parque, A&M Tower, 8th Floor, San Juan, PR 00912.

(4)      WRG DCRB Investors, LLC is the record holder of 12,618 shares reported herein. WestRiver Management, LLC is the managing member of WRG DCRB Investors, LLC. Erik Anderson is the sole member of WestRiver Management, LLC and has voting and investment discretion with respect to the common stock held of record by WRG DCRB Investors, LLC. As such, each of WestRiver Management, LLC and Erik Anderson may be deemed to have or share beneficial ownership of the Class A common stock held directly by WRG. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and Erik Anderson is 920 5th Ave, Ste 3450, Seattle, WA 98104. Additionally, Erik Anderson beneficially owns 1,959 shares of Class A common stock or settlement of restricted stock units within 60 days, and 4,566 shares of Class A common stock issuable upon the exercise of options within 60 days.

(5)      Consists of 5,503 shares of Class A common stock or settlement of restricted stock units within 60 days, and 4,566 shares of Class A common stock issuable upon the exercise of options within 60 days.

(6)      Consists of 2,036 shares of Class A common stock, and 4,203 shares of Class A common stock issuable upon the exercise of options.

(7)      Consists of 2,036 shares of Class A common stock, and 4,203 shares of Class A common stock issuable upon the exercise of options.

(8)      Consists of 7,166 shares of Class A common stock or settlement of restricted stock units within 60 days, and 4,920 shares of Class A common stock issuable upon the exercise of options within 60 days.

(9)      Consists of (i) 1,959 shares of Class A common stock or settlement of restricted stock units within 60 days; (ii) 4,566 shares of Class A common stock issuable upon the exercise of options within 60 days; and (iii) 2,000 shares of Class A common stock owned in a related entity.

(10)    Consists of 2,277 shares of Class A common stock or settlement of restricted stock units within 60 days.

(11)    Mr. Griffin resigned from his position of President, North America effective April 19, 2024.

(12)    Ms. Wu resigned from her position of Senior Vice President, Finance and Accounting, effective June 7, 2024.

(13)    Consists of 40,875 shares of Class A common stock or settlement of restricted stock units within 60 days, and 27,024 shares of Class A common stock issuable upon the exercise of options within 60 days, and 5 shares of Class A common stock held indirectly through certain officers’ spouses.

Stockholder Nominees and Proposals for the 2025 Annual Meeting

Our 2025 Annual Meeting of Stockholders is currently scheduled to be held on August 20, 2025. However, we do not intend to hold future annual meetings of stockholders if the Dissolution Proposal is approved and the Certificate of Dissolution is filed with the Secretary of State of the Delaware. The following is applicable only if the Dissolution Proposal is not approved and the Certificate of Dissolution is not filed.

To be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting of stockholders, stockholder proposals must be received by our Secretary no later than March 31, 2025. Proposals should be sent to our Secretary at Hyzon Motors Inc., 599 S. Schmidt Road, Bolingbrook, IL 60440. These proposals also must comply with the stockholder proxy proposal submission rules of the SEC under Rule 14a-8 of the Exchange Act. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail — Return Receipt Requested. If we change the date of our 2025 Annual Meeting by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Third Amended and Restated Bylaws (the “Bylaws”). The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Our Bylaws also establish advance notice procedures for stockholders who wish to nominate an individual for election as a director or to present a proposal at the 2025 Annual Meeting but do not intend for the nomination or the proposal to be included in our proxy statement. A director nomination or stockholder proposal not included in the proxy statement for the 2025 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the nomination or proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees, other than our nominees, must provide notice in compliance with the universal proxy rules that sets forth the information required by Rule 14a-19 of the Exchange Act. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the first anniversary of the date the proxy statement was provided to the stockholders in connection with preceding year’s annual meeting of stockholders. However, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or delayed by more than 60 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not earlier than the 120th day prior to the date of the scheduled annual meeting and not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For the 2025 Annual Meeting of stockholders, notice must be received between March 31, 2025 and April 30, 2025. Proposals should be sent to our Secretary at Hyzon Motors Inc., 599 S. Schmidt Road, Bolingbrook, IL 60440. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Our Bylaws also establish advance notice procedures for stockholders who wish to submit a “proxy access” nomination for inclusion in our proxy statement. A “proxy access” nomination will not be eligible for inclusion in the proxy statement unless the stockholder gives timely notice of the nomination in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 150 days nor less than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or delayed by more than 60 days after the first anniversary date of the preceding year’s annual meeting, we must have received the stockholder’s notice not earlier than the 150th day prior to the date of the scheduled annual meeting and not later than the close of business on the later of the 120th day prior to the date of the scheduled annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For the 2025 Annual Meeting of stockholders, notice must be received between March 24, 2025 and April 23, 2025. Proposals should be sent to our Secretary at Hyzon Motors Inc., 599 S. Schmidt Road, Bolingbrook, IL 60440. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder’s notice described above. The stockholder’s notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Other Matters

As of the time this proxy statement was mailed, our Board does not know of any proposals or business items that will be presented for consideration at the Special Meeting, other than those set forth herein. If any other business is properly brought before the Special Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you plan to attend the Special Meeting, we urge you to vote by mail, Internet or telephone.

Note Regarding Forward-Looking Statements

Except for the historical information set forth herein, the matters set forth in this proxy statement contain predictions, estimates and other forward-looking statements, including without limitation statements regarding: our business plans and our mission; our efforts to seek diversity on our board of directors; expectations regarding our new officers and directors; objectives of our compensation program and related expectations; and expectations regarding our ESG program.

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include the Company’s expectations, hopes, beliefs, intentions or strategies for the future. You are cautioned that such statements are not guarantees of future performance and that the Company’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements include the Company’s ability to improve its capital structure; Hyzon’s liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; the possibility that Hyzon may need to seek bankruptcy protection; Hyzon’s ability to fully execute actions and steps that would be probable of mitigating the existence of substantial doubt regarding its ability to continue as a going concern; our ability to enter into any desired strategic alternative on a timely basis, on acceptable terms; our ability to maintain the listing of our Class A common stock on the Nasdaq Capital Market; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions; and the other factors under the heading “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, as supplemented by the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. Such filings are available on our website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

ANNEX A

RESOLUTIONS

WHEREAS, the Board of Directors (the “Board”) of Hyzon Motors Inc., a Delaware corporation (the “Company”), has determined that effecting the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment”) is advisable and in the best interests of the Company and the Company’s stockholders;

WHEREAS, the Board has authorized and approved the Assignment and has recommended that the Company’s stockholders authorize and approve the Assignment;

WHEREAS, Section 271 of the Delaware General Corporation Law provides that the affirmative vote of a majority of the voting power of the outstanding shares of capital stock of the Company is required to approve the Assignment; and

WHEREAS, such holders of a majority of the voting power of the outstanding shares of capital stock of the Company desire to authorize and approve the Assignment pursuant to the resolutions set forth below.

NOW THEREFORE, BE IT RESOLVED, that the Assignment is hereby approved and authorized in all respects; and be it further

RESOLVED, that the appropriate officers of the Company are hereby authorized to take or cause to be taken all such further actions as the Board deems necessary or advisable to consummate and perform on behalf of the Company the transactions contemplated by the Assignment, including the execution and delivery of such agreements, certificates, documents and instruments as shall be necessary or desirable to effect the Assignment and to carry out the purposes and intent of the foregoing resolutions, and the paying of all necessary fees and expenses in connection with the Assignment.

Annex A-1

ANNEX B

PLAN OF LIQUIDATION AND
DISSOLUTION OF
HYZON MOTORS INC.

This Plan of Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of Hyzon Motors Inc., a Delaware corporation (the “Company”), in accordance with Section 281(b) of the General Corporation Law of the State of Delaware (the “DGCL”).

1. Approval of Plan. The Board of Directors of the Company (the “Board”) has adopted this Plan and presented the Plan to the Company’s stockholders to take action on the Plan. If the Plan is approved by the requisite vote of the Company’s stockholders, the Plan shall constitute the adopted Plan of the Company.

2. Certificate of Dissolution. Subject to Section 14 hereof, after the stockholders of the Company approve the liquidation and dissolution of the Company and the Plan, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL at such time as determined by the Company in its sole discretion (the time of such filing, or such later effective time as stated therein, the “Effective Time”).

3. Cessation of Business Activities. After the Effective Time, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs and distribute its assets in accordance with this Plan.

4. Continuing Employees and Consultants. For the purpose of effecting the dissolution of the Company, the Company may hire or retain such employees, consultants and advisors as the Company deems necessary or desirable to supervise or facilitate the dissolution and winding up of the Company.

5. Dissolution Process. From and after the Effective Time, the Company (or any successor entity of the Company) shall complete the following corporate actions:

(i)      The Company (a) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (b) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and (c) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the date of dissolution. All such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.

(ii)     After the payments are, or reasonable provision to pay is, made pursuant to clause (i) above, if there are any assets remaining, the Company shall distribute to its stockholders, in accordance with the Company’s Second Amended and Restated Certificate of Incorporation, as amended, through the Effective Time (the “Certificate of Incorporation”), all remaining assets, including all available cash, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash, property or assets, in such amounts, and at such time or times, as the Board in its absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash, property and/or assets to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.

Notwithstanding anything contained herein to the contrary, the Company, at the sole discretion of the Board, may opt to dissolve and wind-up the Company in accordance with the procedures set forth in Sections 280 and 281(a) of the DGCL.

Annex B-1

6. Cancellation of Stock. The distributions to the Company’s stockholders pursuant to Section 5 hereof shall be deemed to be in complete cancellation of all of the outstanding shares of capital stock of the Company as of the date that the continuation of the Company’s legal existence terminates in accordance with Section 278 of the DGCL. From and after the Effective Time, and subject to applicable law, holders of all outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5 hereof. As a condition to receipt of any distribution to the Company’s stockholders, the Company may require the Company’s stockholders to (i) surrender their certificates evidencing their shares of capital stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. The Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company at the Effective Time, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of the stockholders or their successors.

7. Conduct of the Company Following Approval of the Plan. Under Delaware law, dissolution is effective upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware or upon such later effective date as may be set forth in the certificate of dissolution. As provided by Section 278 of the DGCL, the Company shall be continued for the term of 3 years from the effective dissolution date or for such longer period as the Court of Chancery shall in its discretion direct, as a body corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the Company either prior to or within 3 years after the effective date of its dissolution, the action shall not abate by reason of the dissolution of the Company; the Company shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery. The powers of the officers and directors of the Company shall continue during this time period in order to allow them to take the necessary steps to wind up the affairs of the Company.

8. Absence of Appraisal Rights. Under Delaware law, the holders and beneficial owners of the Company’s capital stock are not entitled to appraisal rights in connection with the transactions contemplated by the Plan.

9. Abandoned Property. If any distribution to any stockholder of the Company cannot be made, whether because such stockholder cannot be located, has not surrendered its certificate evidencing the capital stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

10. Stockholder Approval of Asset Sales, Exchanges and Dispositions. Approval of this Plan by the stockholders of the Company shall constitute the approval, authorization and, to the extent applicable, ratification of such stockholders of the sale, exchange or other disposition (either heretofore or in liquidation) of all of the property and assets of the Company, whether such sales, exchanges or other dispositions occur in one transaction or a series of transactions, and shall constitute approval, authorization and, to the extent applicable, ratification of all contracts and transactions for sale, exchange or other disposition, whether or not conditioned on adoption of this Plan.

11. Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

Annex B-2

12. Compensation. In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Approval of this Plan by the requisite vote of the outstanding capital stock of the Company shall constitute the approval, authorization and ratification by the Company’s stockholders of the payment of any such compensation.

13. Indemnification; Advancement; D&O Insurance. The Company shall continue to indemnify and advance expenses to its officers, directors, employees, agents and trustees in accordance with the Certificate of Incorporation, the Company’s Third Amended and Restated Bylaws and any contractual arrangements as therein or elsewhere provided, the Company’s existing directors’ and officers’ liability insurance policy and applicable law, and such indemnification and advancement shall apply to acts or omissions of such persons in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Company is authorized to obtain and maintain insurance in its sole discretion as may be necessary or advisable to cover the Company’s indemnification and/or advancement obligations or to otherwise afford any coverage or protection to any current or former director, officer, employee, agent or trustee of the Company.

14. Modification or Abandonment of the Plan. Notwithstanding approval of this Plan and the transactions contemplated hereby by the stockholders of the Company, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by such stockholders to the extent permitted by the DGCL.

15. Authorization. The Board is hereby authorized, in its sole discretion without further action by the stockholders of the Company, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs of the Company.

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ANNEX C

Sections 275 through 283 of the DGCL

§ 275. Dissolution generally; procedure.

(a) If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b) At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c) Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d) If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date dissolution was authorized;

(3) That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4) The names and addresses of the directors and officers of the corporation; and

(5) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e) The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f) If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

(3) The names and addresses of the directors and officers of the corporation; and

(4) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

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(g) A corporation shall be dissolved upon the earlier of:

(1) The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2) The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.

(a) Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b) If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c) If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.

No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:

(1) All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and

(2) All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation;

notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.

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§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.

All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.

Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.

§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.

When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.

§ 280. Notice to claimants; filing of claims.

(a) (1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a. That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

b. The mailing address to which such a claim must be sent;

c. The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

d. That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and

e. That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

f. The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation.

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On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

(2) Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a)(1)c. of this section.

(3) A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4) A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b) (1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2) The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

(c) (1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2) A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the

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Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d) The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e) As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f) The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g) In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.

(a) A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1) Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2) Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3) Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4) Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.

(b) A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims

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shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(c) Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d) As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e) The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f) In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.

(a) A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b) A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.

(c) The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.

The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions Scan QR for digital voting Hyzon Motors Inc. Special Meeting of Stockholders For Stockholders of record as of December 26, 2024 Thursday, February 13, 2025 9:00 AM, Eastern Time Special Meeting to be held live via the Internet - please visit www.proxydocs.com/HYZN for more details. Internet: www.proxypush.com/HYZN Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-706-1194 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/HYZN YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 9:00 AM, Eastern Time, February 13, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints John Zavoli and Parker Meeks (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Hyzon Motors Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Hyzon Motors Inc. Special Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. The approval of the resolutions attached to the Proxy Statement as Annex A approving and authorizing the Board’s determination to effect the transfer of all or substantially all of the Company’s assets through an assignment for the benefit of creditors (the “Assignment Proposal”); 2. The approval of the liquidation and dissolution of the Company and the Plan of Liquidation and Dissolution (the “Plan of Dissolution”) which, if approved, will authorize the Company and the Board to liquidate and dissolve the Company in accordance with the Plan of Dissolution (the “Dissolution Proposal”); and 3. The approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Assignment Proposal or the Dissolution Proposal (the “Adjournment Proposal”). FOR AGAINST ABSTAIN FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/HYZN Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date